                                                                      EXHIBIT 99


[LOGO]FLEET








                                 FLEET/QUICK & REILLY

                            RESTATED FINANCIAL INFORMATION

                                    FEBRUARY 1998



















THE ACCOMPANYING PRO FORMA UNAUDITED FINANCIAL INFORMATION HAS BEEN RESTATED TO REFLECT THE MERGER OF FLEET FINANCIAL GROUP, INC. AND THE QUICK & REILLY GROUP, INC. FOR ALL PERIODS PRESENTED.

                                          FLEET FINANCIAL GROUP
                                               (Unaudited)

                                 RESTATED SELECTED FINANCIAL INFORMATION
                                REFLECTING THE QUICK & REILLY ACQUISITION


QUARTERLY SUMMARY OF RESULTS
                                             -------------------------------------------------------------
(Dollars in millions)                                                      1997
                                             -------------------------------------------------------------
                                                     4Q             3Q             2Q             1Q

Net Interest Income (FTE)                       $       944   $        944   $        933   $        918
Noninterest Income                                      624            619            600            613
                                                ------------   ------------   ------------   ------------
Total Revenue (FTE)                                    1,568          1,563          1,533          1,531


Noninterest Expense                                     887            873            870            904
                                                ------------   ------------   ------------   ------------
Net Income Before Provision, Net Gains, Taxes
  and Merger-Related Charges                             681            690            663            627


Loan Loss Provision                                       90             85             83             65
Gains on Sales of Business Units, Net of Charges           -              -             20              -
Provision for Taxes                                      224            243            244            219
Tax Equivalent Adjustment                                 11             10              9              9
                                                ------------   ------------   ------------   ------------

Net Income Before Merger-Related Charges                 356            352            347            334
Merger-Related Charges, net of tax                        22              -              -              -
                                                ------------   ------------   ------------   ------------

Net Income                                      $        334   $        352   $        347   $        334
                                                ============   ============   ============   ============

OPERATING RATIOS (%)
Return on Assets                                        1.51%          1.62%          1.62%          1.56%
Return on Common Equity                                17.98          19.99          20.14          19.17
Efficiency Ratio                                       56.5           55.9           56.7           59.1

COMMON SHARE DATA
Basic Earnings Per Share                        $       1.17   $       1.23   $       1.20   $       1.13
Diluted Earnings Per Share                              1.13           1.20           1.17           1.10
Cash Dividends Declared                                 0.49           0.45           0.45           0.45
Book Value                                             27.36          24.91          24.11          23.74
Market Capitalization (Diluted, in millions)          21,324         18,425         17,951         16,481
Shares Outstanding (Period End)                  283,662,818    272,203,259    273,319,089    278,146,300
Diluted Shares Outstanding                       283,851,298    281,029,031    283,814,698    288,513,429

BALANCE SHEET
Total Assets                                    $     91,047   $     88,l05   $     87,573   $     85,824
Loans and Leases                                      62,565         60,494         59,177         60,071
Common Stockholders' Equity                            7,761          6,781          6,591          6,603
Total Stockholders' Equity                             8,452          7,616          7,426          7,472
Nonperforming Assets                                     416            479            531            704
Net Charge-offs                                           90             93            102             90


                                          FLEET FINANCIAL GROUP
                                               (Unaudited)

YEAR TO DATE SUMMARY OF RESULTS
(Dollars in millions)


                                                          ------------   ------------   ------------
                                                              1997           1996           1995
                                                          ------------   ------------   ------------

Net Interest Income (FTE)                                 $      3,739   $      3,498   $      3,118
Noninterest Income                                               2,456          2,333          1,939
                                                          ------------   ------------   ------------
Total Revenue (FTE)                                              6,195          5,831          5,057

Noninterest Expense                                              3,535          3,512          3,090
                                                          ------------   ------------   ------------
Net Income Before Provision, Net Gains, Taxes,
  Merger-Related and Special Charges                             2,660          2,319          1,967

Loan Loss Provision                                                322            213            101
Gains on Sales of Business Units, Net of Charges                    20              -              -
Provision for Taxes                                                930            849            713
Tax Equivalent Adjustment                                           39             36             45
                                                          ------------   ------------   ------------

Net Income Before Merger-Related and Special Charges             1,389          1,221          1,108
Merger-Related and Special Charges, net of tax                      22              -            429
                                                          ------------   ------------   ------------

Net Income                                                $      1,367   $      1,221   $        679
                                                          ============   ============   ============

OPERATING RATIOS (%)
Return on Assets                                                  1.58%          1.40%          0.79%
Return on Common Equity                                          19.30          17.68           9.93
Efficiency Ratio                                                 57.0           60.2           61.1

COMMON SHARE DATA
Basic Earnings Per Share                                  $       4.73   $       4.04   $       1.83
Diluted Earnings Per Share                                        4.59           3.96           1.70
Cash Dividends Declared                                           1.84           1.74           1.63
Book Value                                                       27.36          24.08          22.03
Market Capitalization (Diluted, in millions)                    21,358         14,464         11,654
Shares Outstanding (Period End)                            283,662,818    283,855,262    284,550,869
Diluted Shares Outstanding                                 284,302,405    290,012,987    285,995,539

BALANCE SHEET
Total Assets                                              $     91,047   $     89,650   $     87,955
Loans and Leases                                                62,565         59,861         52,566
Common Stockholders' Equity                                      7,761          6,837          6,268
Total Stockholders' Equity                                       8,452          7,790          6,667
Nonperforming Assets                                               416            723            499
Net Charge-offs                                                    376            370            302


                                          FLEET FINANCIAL GROUP
                                               (Unaudited)


ASSET SUMMARY
                                                     -----------------------------------------------------
(Dollars in millions)                                                        1997
                                                     -----------------------------------------------------
                                                        4Q             3Q             2Q             1Q

END OF PERIOD BALANCES
Earning Assets                                       $77,906        $75,283        $74,637        $73,773
Total Assets                                          91,047         88,105         87,573         85,824
Loans and Leases                                      62,565         60,494         59,177         60,071
Loans and Leases, excluding divested businesses       62,565         60,494         59,177         57,917
Securities                                             9,362          8,770          8,704          8,557
Mortgage Servicing Rights                              1,768          1,800          1,841          1,861
Goodwill and Other Intangibles                         2,196          1,763          1,669          1,709
Reserve for Credit Losses                             (1,432)        (1,432)        (1,443)        (1,462)
Total Deposits                                        63,735         62,907         63,229         64,139
Short-Term Borrowings                                  7,531          7,105          6,429          4,168
Long-Term Debt                                         4,500          4,459          4,550          4,617
Common Stockholders' Equity                            7,761          6,781          6,591          6,603
Total Stockholders' Equity                             8,452          7,616          7,426          7,472


ASSET SUMMARY
                                                     -----------------------------------------------------
(Dollars in millions)                                                        1997
                                                     -----------------------------------------------------
                                                        4Q             3Q             2Q             1Q

AVERAGE BALANCES
Earning Assets                                       $75,869        $74,619        $73,763        $74,307
Earning Assets, excluding divested businesses         75,869         72,775         71,480         71,955
Total Assets                                          87,516         86,130         85,976         87,018
Loans and Leases                                      61,274         59,317         60,017         59,687
Loans and Leases, excluding divested businesses       61,274         59,317         57,950         57,529
Securities                                             9,095          8,690          8,327          8,580
Mortgage Servicing Rights                              1,795          1,846          1,887          1,769
Goodwill and Other Intangibles                         1,858          1,730          1,702          1,733
Total Deposits                                        62,652         62,495         63,777         64,691
Short-Term Borrowings                                  6,049          5,895          4,999          4,198
Long-Term Debt                                         4,341          4,487          4,611          5,003
Common Stockholders' Equity                            7,086          6,678          6,592          6,704
Total Stockholders' Equity                             7,799          7,513          7,440          7,605


                                          FLEET FINANCIAL GROUP
                                               (Unaudited)


LOANS BY TYPE- PERIOD END
                                                     -----------------------------------------------------
(Dollars in millions)                                                        1997
                                                     -----------------------------------------------------
                                                        4Q             3Q             2Q             1Q

Commercial and Industrial                            $32,000        $30,869        $30,585        $30,081
Commercial Real Estate:
  Construction                                           890            867          1,046          1,023
  Interim/Permanent                                    4,787          4,848          5,059          5,126
                                                     -------        -------        -------        -------
    Total Commercial Real Estate                       5,677          5,715          6,105          6,149
Lease Financing                                        3,376          3,064          2,858          2,602
                                                     -------        -------        -------        -------
Total Commercial Loans                                41,053         39,648         39,548         38,832
Consumer:
  Residential Real Estate                             10,019          9,377          8,168          7,92l
  Home Equity                                          4,851          4,948          5,070          4,997
  Credit Card                                          2,742          2,683          2,823          3,049
  Student Loan                                         1,029          1,198          1,174          1,301

  Other Consumer                                       2,871          2,640          2,394          3,971
                                                     -------        -------        -------        -------
    Total Consumer                                    21,512         20,846         19,629         21,239
                                                     -------        -------        -------        -------
 Total Loans                                          62,565         60,494         59,177         60,071
Divested Businesses                                       --             --             --         (2,154)
                                                     -------        -------        -------        -------
 Loans Excluding Divested Businesses                 $62,565        $60,494        $59,177        $57,917
                                                     =======        =======        =======        =======


LOANS BY TYPE- AVERAGE
                                                     -----------------------------------------------------
(Dollars in millions)                                                        1997
                                                     -----------------------------------------------------
                                                        4Q             3Q             2Q             1Q

Commercial and Industrial                            $31,143        $30,353        $30,151        $29,228
Commercial Real Estate:
  Construction                                           867            939            991          1,085
  Interim/Permanent                                    4,798          4,914          5,080          5,247
                                                     -------        -------        -------        -------
    Total Commercial Real Estate                       5,665          5,853          6,071          6,332
Lease Financing                                        3,124          2,907          2,665          2,586
                                                     -------        -------        -------        -------
Total Commercial Loans                                39,932         39,113         38,887         38,146
Consumer:
  Residential Real Estate                              9,760          8,679          7,993          8,002
  Home Equity                                          4,903          5,026          5,067          5,037
  Credit Card                                          2,670          2,734          2,934          3,145
  Student Loan                                         1,169          1,171          1,233          1,314

  Other Consumer                                       2,840          2,594          3,903          4,043
                                                     -------        -------        -------        -------
    Total Consumer                                    21,342         20,204         21,130         21,541
                                                     -------        -------        -------        -------
 Total Loans                                          61,274         59,317         60,017         59,687
Divested Businesses                                       --             --         (2,067)        (2,158)
                                                     -------        -------        -------        -------
 Loans Excluding Divested Businesses                 $61,274        $59,317        $57,950        $57,529
                                                     =======        =======        =======        =======


                                          FLEET FINANCIAL GROUP
                                               (Unaudited)


NONINTEREST INCOME - QUARTERLY
                                                     -----------------------------------------------------
(Dollars in millions)                                                        1997
                                                     -----------------------------------------------------
                                                         4Q             3Q             2Q             1Q

Service Charges, Fees and Commissions                   $157           $159           $159           $157
Brokerage Revenue:
  Fee and Commission Revenue                              80             78             66             73
  Trading Revenue                                         30             30             24             17
Investment Services Revenue                              108            104            103            103
Mortgage Banking Revenue, net                             67             66             91            104
Student Loan Servicing Fees                               24             24             26             26
Venture Capital Revenue                                   15             29             10             18
Foreign Exchange/Interest Rate Products                   14             12             11             12
Securities Gains                                          12              4              4             13
Other Noninterest Income                                 117            113            106             90
                                                        ----           ----           ----           ----
Total Noninterest Income                                $624           $619           $600           $613
                                                        ====           ====           ====           ====


NONINTEREST INCOME- YEAR TO DATE
                                                      ------         ------         ------
(Dollars in millions)                                  1997           1996           1995
                                                      ------         ------         ------

Service Charges, Fees and Commissions                 $  633         $  537         $  442
Investment Services Revenue                              418            372            322
Brokerage Revenue:
  Fee and Commission Revenue                             299            270            227
  Trading Revenue                                        100             59             53
Mortgage Banking Revenue, net                            327            372            321
Student Loan Servicing Fees                              101             98             72
Venture Capital Revenue                                   71            106             36
Foreign Exchange/Interest Rate Products                   49             34             20
Securities Gains                                          33             43             32
Other Noninterest Income                                 425            442            414
                                                      ------         ------         ------
Total Noninterest Income                              $2,456         $2,333         $1,939
                                                      ======         ======         ======


                                          FLEET FINANCIAL GROUP
                                               (Unaudited)


NONINTEREST EXPENSE - QUARTERLY
                                                     -----------------------------------------------------
(Dollars in millions)                                                        1997
                                                     -----------------------------------------------------
                                                         4Q             3Q             2Q             1Q

Employee Compensation and Benefits                      $422           $428           $443           $459
Equipment                                                 81             81             76             79
Occupancy                                                 74             74             70             77
Intangible Asset Amortization                             44             43             41             41
Legal and Other Professional                              31             22             35             29
Marketing                                                 31             34             22             22
Other Noninterest Expense                                204            191            183            197
                                                        ----           ----           ----           ----
 Total Noninterest Expense                              $887           $873           $870           $904
                                                        ====           ====           ====           ====


NONINTEREST EXPENSE-YEAR TO DATE
                                                      ------         ------         ------
(Dollars in millions)                                  1997           1996           1995
                                                      ------         ------         ------

Employee Compensation and Benefits                    $1,752         $1,735         $1,554
Equipment                                                317            300            234
Occupancy                                                294            293            257
Intangible Asset Amortization                            169            140            108
Legal and Other Professional                             118            136            106
Marketing                                                109            106            100
Other Noninterest Expense                                776            802            731
                                                      ------         ------         ------
 Total Noninterest Expense                            $3,535         $3,512         $3,090
                                                      ======         ======         ======


                                          FLEET FINANCIAL GROUP
                                               (Unaudited)


COMPUTATION OF EQUIVALENT SHARES AND EARNINGS PER COMMON SHARE
(Dollars in millions, except per share data)

                                                                         BASIC
                                                ---------------------------------------------------------
                                                                   Three Months Ended
                                                ---------------------------------------------------------
                                                  12/31/97        9/30/97        6/30/97        3/31/97
                                                ------------   ------------   ------------   ------------

Earnings per share:
Net income                                      $        334   $        352   $        347   $        334
Less: Preferred stock dividends                          (13)           (16)           (16)           (17)
                                                ------------   ------------   ------------   ------------
Adjusted net income                             $        321   $        336   $        331   $        317
                                                ============   ============   ============   ============
Total average shares                             275,047,227    272,415,656    275,715,284    280,835,256
                                                ============   ============   ============   ============
EPS on net income                               $       1.17   $       1.23   $       1.20   $       1.13
                                                ============   ============   ============   ============


                                                                        DILUTED
                                                ---------------------------------------------------------
                                                                   Three Months Ended
                                                ---------------------------------------------------------
                                                  12/31/97       9/30/97        6/30/97        3/31/97
                                                ------------   ------------   ------------   ------------
Equivalent shares:
Average shares outstanding                       275,047,227    272,415,656    275,715,284    280,835,256
Additional shares due to:
  Stock options                                    3,101,775      3,024,352      2,782,689      2,634,636
  Warrants                                         5,702,296      5,589,023      5,316,725      5,043,537
                                                ------------   ------------   ------------   ------------
Total equivalent shares                          283,851,298    281,029,031    283,814,698    288,513,429
                                                ============   ============   ============   ============

Earnings per share:
Net income                                      $        334   $        352   $        347   $        334
Less: Preferred stock dividends                          (13)           (16)           (16)           (17)
                                                ------------   ------------   ------------   ------------
Adjusted net income                             $        321   $        336   $        331   $        317
                                                ============   ============   ============   ============
Total equivalent shares                          283,851,298    281,029,031    283,814,698    288,513,429
                                                ============   ============   ============   ============
EPS on net income                               $       1.13   $       1.20   $       1.17   $       1.10
                                                ============   ============   ============   ============


COMPUTATION OF EQUIVALENT SHARES AND EARNINGS PER COMMON SHARE
(Dollars in millions, except per share data)

                                                    BASIC                                      DILUTED
                                 ------------------------------------------   ------------------------------------------
                                             FOR THE YEAR ENDED                           FOR THE YEAR ENDED
                                 ------------------------------------------   ------------------------------------------
                                  12/31/97        12/31/96       12/31/95       12/31/97       12/31/96      12/31/95
                                 ------------   ------------   ------------   ------------   ------------   ------------

Equivalent shares:
Average shares outstanding        275,978,241    284,448,131    265,459,028    275,978,241    284,448,131    265,459,028
Additional shares due to:
 Stock options                              -              -              -      2,897,825      1,599,088        952,901
 Warrants                                   -              -              -      5,426,339      3,965,768      3,549,616
 Dual convertible
  preferred stock                           -              -              -              -              -     16,033,994
                                 ------------   ------------   ------------   ------------   ------------   ------------
Total equivalent shares           275,978,241    284,448,131    265,459,028    284,302,405    290,012,987    285,995,539
                                 ============   ============   ============   ============   ============   ============
Earnings per share:
Net Income                       $      1,367   $      1,221   $        679   $      1,367   $      1,221         $  679
Less: Preferred stock dividends           (62)           (72)           (37)           (62)           (72)           (37)
 Exchange of dual convertible
  preferred stock                           -              -           (157)             -              -           (157)
                                 ------------   ------------   ------------   ------------   ------------   ------------
Adjusted net income              $      1,305   $      1,149   $        485   $      1,305   $      1,149   $        485
                                 ============   ============   ============   ============   ============   ============
Total equivalent shares           275,978,241    284,448,131    265,459,028    284,302,405    290,012,987    285,995,539
                                 ============   ============   ============   ============   ============   ============
EPS on net income                $       4.73   $       4.04   $       1.83   $       4.59   $       3.96   $       1.70
                                 ============   ============   ============   ============   ============   ============
